Exhibit 10.3

FIRST AMENDMENT TO AMENDED AND RESTATED PLAIN ENGLISH GROWTH CAPITAL

LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Plain English Growth Capital Loan and Security Agreement (this “Amendment”) is made and entered into as of June 29, 2012, by and between AGRI-ENERGY, LLC, a Delaware limited liability company (“Agri-Energy” or “You”), and TRIPLEPOINT CAPITAL LLC, a Delaware limited liability company (“TriplePoint” or “Us”; together with Agri-Energy, the “Parties”).

RECITALS

A. Agri-Energy and TriplePoint have entered into that certain Amended and Restated Plain English Growth Capital Loan and Security Agreement dated as of October 20, 2011 (including all annexes, exhibits and schedules thereto, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which TriplePoint has provided loans and other financial accommodations to or for the benefit of Agri-Energy upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Loan Agreement shall be applied herein as defined or established therein.

B. Agri-Energy has requested that TriplePoint amend the Loan Agreement and TriplePoint is willing to do so subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and of the covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1. Ratification and Incorporation of Loan Agreement and Other Loan Documents; Additional Acknowledgements. Except as expressly modified under this Amendment, (a) Agri-Energy hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its respective obligations under, the Loan Agreement and the other Loan Documents and (b) all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Agri-Energy represents that as of the date hereof, it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of the Secured Obligations. Agri-Energy hereby reaffirms the granting of all Liens previously granted pursuant to the Loan Documents to secure all Advances.

2. Amendments to Loan Agreement. Agri-Energy and TriplePoint hereby agree, effective upon and subject to, (i) with respect to Sections 2(g) and (h) below, the satisfaction of each of the conditions to effectiveness set forth in Section 5 below, and (ii) with respect to Sections 2(a) through (f), the occurrence of the Convertible Notes Closing Date (as defined below), as follows:

(a) The subsection titled “Optional Interest-Only Periods – Part 1 Commitment Amount” contained in Section 9 of the Loan Agreement is hereby deleted.

(b) The subsection titled “Optional Interest-Only Periods – Part 2 and 3 Commitment Amount” contained in Section 9 of the Loan Agreement is hereby deleted.

(c) The subsection titled “Dividends and Distributions” contained in Section 12 of the Loan Agreement is hereby amended by deleting the text “and” appearing before clause (c) and adding the following text immediately after clause (c) and before the proviso:

“, (d) You and Your Subsidiaries may make dividends or distributions, directly or indirectly, to any Parent for the purpose of allowing Gevo, Inc. to purchase or pay Cash in lieu of fractional shares of common Stock arising out of the conversion of convertible securities (including the Convertible Notes (or any Refinancing Indebtedness in respect thereof) or Permitted Conversions), and (e) You may and Your Subsidiaries may make dividends or distributions, directly or indirectly, to any Parent for the purpose of allowing Gevo, Inc. to (i) pay regularly scheduled interest when due and owing on the Convertible Note Indebtedness (or any Refinancing Indebtedness in respect thereof), together with fees, costs and expenses from time to time owing in connection with the Convertible Note Indebtedness (or any Refinancing Indebtedness in respect thereof), (ii) to make Permitted Conversions, and (iii) to make payments to the indenture trustee in respect of the Convertible Note Indebtedness (or any Refinancing Indebtedness in respect thereof) of reasonable and customary compensation and to reimburse for reasonable fees, costs and expenses for its services as the indenture trustee and for disbursements and advances made by it in such capacity.”

(d) The subsection titled “Transactions with Affiliates” contained in Section 12 of the Loan Agreement is hereby amended by deleting the text “and” appearing before subclause (g)(iv) therein and adding the following text after subclause (g)(iv):

“and, (v) any payments or dividends permitted by the subsection titled “Dividends and Distributions” in this Section 12.”

(e) Section 12 is hereby amended by adding the following subsection at the end thereof:

Prepayment of Secured Obligations. No coupon make-whole payment shall be made in cash under the Convertible Note Documents prior to payment in full (other than unasserted contingent indemnification Secured Obligations) of all remaining outstanding Secured Obligations, including (i) all accrued and unpaid interest calculated as of the date of such prepayment and (ii) the End of Term Payment; provided, however, that, anything contained herein to the contrary notwithstanding, the foregoing shall not apply to any coupon make-whole payments made by the issuance of Stock of Parent, including any Permitted Conversion.

(f) Section 14 of the Loan Agreement is hereby amended by adding the following subsection:

Convertible Notes. The making of any payment by Gevo, Inc. of the Convertible Note Indebtedness (or any Refinancing Indebtedness in respect thereof) other than (a) regularly scheduled interest payments, together with any fees, costs and expenses from time to time owing on the Convertible Notes (or any Refinancing Indebtedness in respect thereof), (b) Permitted Conversions, (c) payments to the indenture trustee with respect to the Convertible Note Indebtedness (or any Refinancing Indebtedness in respect thereof) of reasonable and customary compensation for its services as the indenture trustee and the reimbursement of reasonable fees, costs, and expenses incurred by it and disbursements and advances made by it in such capacity, and (d) payments of the Convertible Note Indebtedness with proceeds of any Refinancing Indebtedness.

(g) The definition of “Gevo Loan Agreement” contained in Section 21 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Gevo Loan Agreement” means that certain Plain English Growth Capital Loan and Security Agreement entered into by and between Us and Gevo, Inc. dated as of August 5, 2010, as amended, restated, supplemented or otherwise modified from time to time.

(h) Section 21 of the Loan Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Convertible Notes” means the convertible promissory notes issued by Gevo, Inc. from time to time pursuant to the Convertible Note Indenture, as amended, restated, replaced, extended, refinanced, or otherwise modified from time to time.

“Convertible Notes Closing Date” means the first date on which a Convertible Note is issued.

“Convertible Note Documents” means the Convertible Note Indenture, the Convertible Notes, and all other documents, instruments and agreements evidencing or governing the Convertible Notes or providing for any other right in respect thereof, as amended, modified, supplemented or restated from time to time in accordance with the terms of the Convertible Note Indenture.

“Convertible Note Indebtedness” means the Indebtedness incurred by Gevo, Inc. under the Convertible Note Documents in an aggregate principal amount not to exceed $75,000,000.

“Convertible Note Indenture” means the Indenture, dated as of July 2012, governing the Convertible Notes, by and among Gevo, as Issuer and the Trustee, as such is amended, restated, supplemented, replaced or refinanced or otherwise modified from time to time in accordance with the terms thereof, and as permitted by this Agreement.

“First Amendment” means that certain First Amendment to Amended and Restated Plain English Growth Capital Loan and Security Agreement dated as of June 29, 2012, by and between You and Us.

“Permitted Conversion” means, with respect to the Convertible Note Indebtedness or any amounts payable under the terms of any Convertible Note Documents (including any coupon make whole payment) (or any Refinancing Indebtedness in respect thereof), the (a) the conversion of all or any portion of such Indebtedness or such amounts payable under the terms of any Convertible Note Documents (including any coupon make whole payment) into common Stock of Parent in accordance with the terms of the documents governing the Convertible Notes and (b) the making of cash payments in lieu of issuing fractional shares in connection with any conversion described in clause (a) above.

“Refinancing Indebtedness” means any extension, refinancing, modification, amendment, renewal, or restatement of the Convertible Note Indebtedness so long as (a) such extension, refinancing, modification, renewal, amendment or restatement does not result in an increase in the principal amount of the Indebtedness evidenced by the Convertible Note Indebtedness so extended, refinanced, modified, renewed, amended or restated, by more than any accrued and unpaid interest at the time of such extension, refinancing, modification, amendment or restatement, and reasonable premiums paid thereon, and other reasonable fees, costs and expenses incurred in connection with such extension, refinancing, modification, amendment or restatement, (b) such extension, refinancing, modification, amendment, renewal, or restatement does not result in a shortening of the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Convertible Note Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that are or could reasonably be expected to be adverse to the interests of TriplePoint other than in any immaterial respect, and (c) the Convertible Note Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Secured Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended.

“Trustee” means Wells Fargo Bank, National Association, in the capacity as the “Trustee” (as such term is defined in the Convertible Note Indenture) and any other Person acting in similar capacity under any amendment, restatement, supplement, replacement or refinancing thereof.

3. Representations and Warranties. Agri-Energy hereby represents and warrants to TriplePoint that each of the representations and warranties contained in Section 11 of the Loan Agreement are true and correct in all material respects as of the date hereof, except such representations and warranties that relate expressly to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, after giving effect to this Amendment.

4. Covenant. On or prior to the first date on which any Convertible Note is issued, You shall pay to TriplePoint a fully-earned amendment fee in the amount of $550,000.

5. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

(a) receipt by TriplePoint of this Amendment duly executed by Agri-Energy and TriplePoint;

(b) receipt by TriplePoint of (i) the Second Amendment to Plain English Growth Capital Loan and Security Agreement duly executed by Gevo, Inc. and TriplePoint, (ii) the Second Amendment to Plain English Security Agreement duly executed by Gevo, Inc. and TriplePoint, and (iii) a secretary’s certificate signed by Agri-Energy’s corporate secretary, together with copies of resolutions of the Board of Governors of Agri-Energy or other authorizing documents, in form and substance reasonably satisfactory to TriplePoint and its counsel, authorizing the execution and delivery of this Amendment; and

(c) the absence of any Defaults or Events of Default as of the date hereof.

6. Entire Agreement. This Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

7. Recitals. The recitals to this Amendment shall constitute a part of the agreement of the parties hereto.

8. Applicable Law. This Amendment has been made, executed and delivered in the State of California and will be governed and construed for all purposes in accordance with the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

9. Consent To Jurisdiction And Venue. All judicial proceedings arising in or under or related to this Amendment may be brought in any state or federal court of competent jurisdiction located in the State of California. By execution and delivery of this Amendment, each Party hereto generally and unconditionally: (a) consents to personal jurisdiction in San Mateo County, State of California; (b) waives any objection as to jurisdiction or venue in San Mateo County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Amendment.

10. Mutual Waiver Of Jury Trial; Judicial Reference. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the Parties wish applicable state and federal laws to apply (rather than arbitration rules), the Parties desire that their disputes be resolved by a judge applying such applicable laws. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES SPECIFICALLY WAIVES ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY YOU AGAINST US OR OUR ASSIGNEE OR BY US OR OUR ASSIGNEE AGAINST YOU. IN THE EVENT THAT THE FOREGOING JURY TRIAL WAIVER IS NOT ENFORCEABLE, ALL CLAIMS, INCLUDING ANY AND ALL QUESTIONS OF LAW OR FACT RELATING THERETO, SHALL, AT THE WRITTEN REQUEST OF ANY PARTY, BE DETERMINED BY JUDICIAL REFERENCE PURSUANT TO THE CALIFORNIA CODE OF CIVIL PROCEDURE. THE PARTIES SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE. IN THE EVENT THAT THE PARTIES CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT. THE REFEREE SHALL REPORT A STATEMENT OF DECISION TO THE COURT. NOTHING IN THIS SECTION SHALL LIMIT THE RIGHT OF ANY PARTY AT ANY TIME TO EXERCISE LAWFUL SELF-HELP REMEDIES, FORECLOSE AGAINST COLLATERAL OR OBTAIN PROVISIONAL REMEDIES. THE PARTIES SHALL BEAR THE FEES AND EXPENSES OF THE REFEREE EQUALLY UNLESS THE REFEREE ORDERS OTHERWISE. THE REFEREE SHALL ALSO DETERMINE ALL ISSUES RELATING TO THE APPLICABILITY, INTERPRETATION AND ENFORCEABILITY OF THIS SECTION. THE PARTIES ACKNOWLEDGE THAT THE CLAIMS WILL NOT BE ADJUDICATED BY A JURY. THIS WAIVER EXTENDS TO ALL SUCH CLAIMS, INCLUDING CLAIMS THAT INVOLVE PERSONS OTHER THAN YOU AND US; CLAIMS THAT ARISE OUT OF OR ARE IN ANY WAY CONNECTED TO THE RELATIONSHIP BETWEEN YOU AND US; AND ANY CLAIMS FOR DAMAGES, BREACH OF CONTRACT, SPECIFIC PERFORMANCE OR ANY EQUITABLE OR LEGAL RELIEF OF ANY KIND, ARISING OUT OF THIS AGREEMENT.

11. Signatures. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument. This Amendment may be executed and delivered by facsimile or transmitted electronically in either Tagged Image Format Files (“TIFF”) or Portable Document Format (“PDF”) and, upon such delivery, the facsimile, TIFF or PDF signature, as applicable, will be deemed to have the same effect as if the original signature had been delivered to the other party.

12. Costs and Expenses. Agri-Energy reaffirms its obligations to pay, in accordance with the terms of Section 20 of the Loan Agreement, all reasonable costs and expenses of TriplePoint in connection with the preparation, negotiation, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith.

13. Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby and each reference in the other Loan Documents to the Loan Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

14. Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered as of the date first above written.

AGRI-ENERGY, LLC

By:	/s/ Mark Smith
Name: Mark Smith
Title: Chief Financial Officer

TRIPLEPOINT CAPITAL LLC

By:	/s/ Sajal Srivastava
Name: Sajal Srivastava
Title: Chief Operating Officer

[SIGNATURE PAGE TO 1ST AMENDMENT TO AMENDED AND RESTATED PLAIN ENGLISH GROWTH CAPITAL LOAN AND SECURITY AGREEMENT]